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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated February 4, 2000, in the Registration Statement (Form S-1) and related Prospectus of WatchGuard Technologies, Inc. (including the Rule 462(b) Registration Statement) for the registration of 4,094,000 shares of its common stock.

                                          ERNST & YOUNG LLP

Seattle, Washington
February 15, 2000